PROMISSORY NOTE

$500,000.00

The Promissory Note entered into October 10th 2013 with an extended Maturity Date August 28th 2014, both parties to the agreement have agreed to extend the Maturity Date by a further 6 months ending February 28th 2015.

KIBUSH CAPITAL CORPORATION
INSTACASH TRUST

By: ______________________

Name: WARREN SHEPPARD
Title: DIRECTOR
26/08/2014

COMPANY:

INSTACASH PTY LTD.

By ______________________

Name: CHARMAINE ROSE
26/08/2014

PROMISSORY NOTE

$500,000.00

The Promissory Note entered into October 10th 2013 with a Maturity Date February 28th 2014, both parties to the agreement have agreed to extend the Maturity Date by a further 6 months ending August 28th 2014.

KIBUSH CAPITAL CORPORATION
INSTACASH TRUST

By: ______________________________

Name: WARREN SHEPPARD
Title: DIRECTOR
26/02/2014

COMPANY:

INSTACASH PTY LTD.

By ______________________________

Name: CHARMAINE ROSE
26/02/2014